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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                          [X]
Filed by a Party other than the Registrant       [ }


Check the appropriate box:

[ ]  Preliminary proxy statement

[ ]  Definitive proxy statement

[X]  Definitive additional materials

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]  Soliciting Materials under Rule 14a-12


                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14A-6(I)(1)

       (not applicable)

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (not applicable)

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JOHN HANCOCK FINANCIAL SERVICES           (JOHN HANCOCK FINANCIAL SERVICES LOGO)

John Hancock Retirement Select
c/o P.O. Box 8084
Boston, MA 02266-8084

February 2005

LOOK FOR THE JOHN HANCOCK RETIREMENT SELECT PROXY CIRCULAR THAT YOU WILL RECEIVE IN THE MAIL

Dear Plan Sponsor:

This email is to inform you that you will be receiving a proxy statement in the mail shortly to inform you about changes and proposals currently under consideration for the John Hancock Trust. The investment options of this Trust are available in your John Hancock Retirement Select retirement plan.

The Board of Trustees of the Trust has voted unanimously in favor of the proposals and recommends you vote for their approval. WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND RETURN YOUR PROXY CARD, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY FEBRUARY 28, 2005. We also encourage you to call 1-800-344-1029 with any questions you have regarding this proxy mailing.








PLEASE CALL 1-800-470-4766 OR WRITE TO JOHN HANCOCK PO BOX 8084, BOSTON, MA 02266-8084, IF YOU ARE INTERESTED IN OBTAINING ADDITIONAL INFORMATION ABOUT JOHN HANCOCK RETIREMENT SELECT. THE MATERIAL IS AUTHORIZED FOR USE ONLY WHEN PRECEDED OR ACCOMPANIED BY THE FUNDS' CURRENT PROSPECTUSES. THE PROSPECTUS FOR EACH FUND CONTAINS COMPLETE DETAILS ON INVESTMENT OBJECTIVES, RISKS, FEES, CHARGES AND EXPENSES AS WELL AS OTHER INFORMATION ABOUT THE INVESTMENT COMPANY WHICH SHOULD BE CAREFULLY CONSIDERED. PLEASE READ THE PROSPECTUS CAREFULLY PRIOR TO INVESTING.

John Hancock Retirement Select is a comprehensive set of services made available to qualified retirement plans through JOHN HANCOCK DISTRIBUTORS LLC (formerly Manulife Financial Securities LLC), a registered broker/dealer and investment advisor. John Hancock Distributors LLC arranges for the sale of participating mutual funds to plans through selected broker/dealers.

John Hancock Distributors LLC, Member NASD, 197 Clarendon Street,
Boston, MA 02116

PS 8513              JHRS # 0202055126              (02/05-8513)


John Hancock Retirement Select is a comprehensive set of services made available to qualified retirement plans through John Hancock Distributors LLC, a registered broker/dealer and investment advisor. John Hancock Distributors LLC arranges for the sale of participating mutual funds to plans through selected broker/dealers.



JOHN HANCOCK DISTRIBUTORS LLC, Member NASD,
197 Clarendon Street, Boston, MA 02116                       www.johnhancock.com
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JOHN HANCOCK FINANCIAL SERVICES           (JOHN HANCOCK FINANCIAL SERVICES LOGO)


John Hancock Retirement Select
c/o P.O. Box 8084
Boston, MA 02266-8084


February 2005

YOUR PLAN SPONSORS WILL RECEIVE THEIR JOHN HANCOCK TRUST PROXY CIRCULAR IN THE MAIL SHORTLY

Dear Valued Business Partner:

This fax is to inform you that plan sponsors who have their retirement plan with John Hancock Retirement Select will be receiving a proxy statement in the mail shortly to let them know about changes and proposals under consideration for the John Hancock Retirement Trust. The investment options of this Trust are available in their John Hancock Retirement Select retirement plans.

WHAT'S CHANGING?

- Portfolio replacement effective start of business May 2, 2005

       PORTFOLIO                                    IS BEING REPLACED WITH
Strategic Growth Trust                        U.S. Global Leaders Growth Trust

- ADVISORY FEE CHANGES

  The advisory fee for each Portfolio will be increased generally by 0.10% of average daily assets. There are a few exceptions - please see the proxy statement for details. This advisory fee increase will be accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for each Portfolio.

- LIFESTYLE FEE CHANGES

  The Lifestyle Trust advisory and sub-advisory agreements will be amended with respect to decreasing and restructuring advisory and sub-advisory fees. Each of the five Lifestyle Trusts will also have changes to the Rule 12b-1 Distribution Plan for Series III shares.

  The Lifestyle 12b-1 and advisory fee changes will become effective shortly after the shareholder meeting on March 1, 2005.


The Board of Trustees of the Trust has voted unanimously in favor of the proposals and recommends that plan sponsors vote for their approval. WE ENCOURAGE PLAN SPONSORS TO READ THE PROXY STATEMENT AND THEN COMPLETE AND RETURN THEIR PROXY CARD, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY FEBRUARY 28, 2005. We also encourage you to call 1-800-344-1029 with any questions you have regarding this proxy mailing.



John Hancock Retirement Select is a comprehensive set of services made available to qualified retirement plans through John Hancock Distributors LLC, a registered broker/dealer and investment advisor. John Hancock Distributors LLC arranges for the sale of participating mutual funds to plans through selected broker/dealers.

JOHN HANCOCK DISTRIBUTORS LLC, Member NASD,
197 Clarendon Street, Boston, MA 02116                       www.johnhancock.com
--------------------------------------------------------------------------------
       FOR USE WITH BROKER/DEALERS ONLY. THIS MATERIAL MAY NOT BE COPIED
                            OR USED WITH THE PUBLIC.
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JOHN HANCOCK FINANCIAL SERVICES           (JOHN HANCOCK FINANCIAL SERVICES LOGO)


John Hancock Retirement Select
c/o P.O. Box 8084
Boston, MA 02266-8084



PLEASE CALL 1-877-346-8378 OR WRITE TO JOHN HANCOCK PO BOX 8084, BOSTON, MA 02266-8084, IF YOU ARE INTERESTED IN OBTAINING ADDITIONAL INFORMATION ABOUT JOHN HANCOCK RETIREMENT SELECT, PROSPECTUSES FOR THE MUTUAL FUNDS AVAILABLE THROUGH THE PROGRAM, OR A SELLING AGREEMENT WITH JOHN HANCOCK DISTRIBUTORS LLC. THE PROSPECTUS CONTAINS COMPLETE DETAILS ON INVESTMENT OBJECTIVES, RISKS, FEES, CHARGES AND EXPENSES AS WELL AS OTHER INFORMATION ABOUT THE INVESTMENT COMPANY, WHICH SHOULD BE CAREFULLY CONSIDERED. PLEASE ADVISE YOUR CLIENTS TO READ THE PROSPECTUS CAREFULLY PRIOR TO SELECTING FUNDS AS INVESTMENT OPTIONS FOR THEIR QUALIFIED RETIREMENT PLANS.



JOHN HANCOCK DISTRIBUTORS LLC, Member NASD, 197 Clarendon Street, Boston,
MA 02116

I 8513                                     JHRS # 0202055126        (02/05-8513)



John Hancock Retirement Select is a comprehensive set of services made available to qualified retirement plans through John Hancock Distributors LLC, a registered broker/dealer and investment advisor. John Hancock Distributors LLC arranges for the sale of participating mutual funds to plans through selected broker/dealers.



JOHN HANCOCK DISTRIBUTORS LLC, Member NASD,
197 Clarendon Street, Boston, MA 02116                       www.johnhancock.com
--------------------------------------------------------------------------------
       FOR USE WITH BROKER/DEALERS ONLY. THIS MATERIAL MAY NOT BE COPIED
                            OR USED WITH THE PUBLIC.